LEASES	12 Months Ended
Dec. 31, 2025
Leases [Abstract]
LEASES [Text Block]

7. LEASES

On June 1, 2022, the Company entered into a one-year lease for hangar space. The lease agreement provided for four renewal terms of one year each. Management has determined that the renewals are likely to be utilized and the renewal terms are included in the calculation of the lease liability and right of use asset. In 2022, the Company recognized a right of use operating lease asset in the amount of $421,000 for this lease.

On July 1, 2025, upon renewal of the hangar lease, the Company entered into an amendment to the lease agreement, providing for rental of additional hangar space for a proportionate increase of monthly rental costs. In 2025, the Company recognized the additional space as a separate right of use operating lease asset, in the amount of $20,372 for the additional space.

On October 1, 2025, the Company entered into an amendment of the lease for hangar space, which reduced hangar space under lease for a proportionate decrease in monthly rental costs, as well as extending the lease until May 2031. The rental cost will increase by 3% at each anniversary of the lease. The Company recognized a partial termination of leased space based on proportionate share of leased space terminated, as well as a modification of the operating lease assets which resulted in an increase in lease liability and right of use operating lease asset by $303,611. As the areas under lease have the same remaining term and no economic distinction, the Company accounts for the original hangar space and additional hangar space as one lease upon modification.

Lease liabilities are measured at the commencement date based on the present value of future lease payments. As the Company's lease did not provide an implicit rate, the Company uses its incremental borrowing rate based on the information available at the commencement date in determining the present value of future payments. The Company used a discount rate of 15.00% in determining its lease liabilities.

The discount rate is the rate of interest that the Company would have to pay to borrow over a similar term, and with a similar security, the funds necessary to obtain an asset of comparable value to the right-of-use asset in a similar economic environment. The discount rate therefore reflects what the Company "would have to pay", which requires estimation when no observable rates are available or where the applicable rates need to be adjusted to reflect the terms and conditions of the lease. The Company estimates the discount using observable inputs (such as market interest rates) when available and is required to make certain entity-specific estimates. The Company determined its discount rate based on the rate used by comparable public companies.

The following table presents net lease cost and other supplemental lease information:

	December 31, 2025	December 31, 2024
Lease cost:
Operating lease cost	$128,018	$121,579
Variable lease cost	70,418	55,556
Short term lease cost	344,443	57,554
Net lease cost	542,879	234,689
Cash paid for operating lease liabilities	$(87,749)	$(75,801)

As of December 31, 2025 and December 31, 2024, the Company's lease liability is as follows:

Lease liability	December 31, 2025	December 31, 2024
Current portion of operating lease liability	$55,898	$91,767
Long-term portion of operating lease liability	434,253	162,150
	$490,151	$253,917

Future minimum lease payments to be paid by the Company as a lessee as of December 31, 2025 are as follows:

Operating lease commitments and lease liability
2026	$125,350
2027	129,111
2028	132,984
2029	136,974
2030	141,083
2031	59,507
Total future minimum lease payments	725,009
Discount	(234,858)
Total	$490,151

The lease has a remaining term of 5.42 years.